UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
ASSURANCEAMERICA CORPORATION
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ASSURANCEAMERICA CORPORATION
RiverEdge One
Suite 600
5500 Interstate North Parkway
Atlanta, Georgia 30328

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING
TO BE HELD APRIL 30, 2009

Notice is hereby given that the 2009 Annual Shareholders’ Meeting (the “Annual Meeting”) of AssuranceAmerica Corporation, a Nevada corporation, will be held at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, on Thursday, April 30, 2009, at 11:15 a.m., local time, for the following purposes:

1. Election of Directors.  To elect six directors to serve until the 2010 Annual Shareholders’ Meeting and until their successors are duly elected and qualified; and

2. Amendment to the Company’s 2000 Stock Option Plan.  To amend the Company’s 2000 Stock Option Plan to increase the shares available for option grants under such plan; and

3. Other Business.  The transaction of such other business as may properly come before the Annual Meeting, including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

Only shareholders of record at the close of business on March 31, 2009, are entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Your vote is very important, regardless of the number of shares you own. You are encouraged to vote by proxy so that your shares will be represented and voted at the Annual Meeting even if you cannot attend. All shareholders of record can vote by using the proxy card. However, if you are a shareholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

By Order Of the Board of Directors.

/s/ Guy W. Millner	/s/ Joe Skruck
Guy W. Millner	Joe Skruck
Chairman and Chief Executive Officer	President

Atlanta, Georgia
April 10, 2009

ASSURANCEAMERICA CORPORATION
PROXY STATEMENT FOR 2009
ANNUAL SHAREHOLDERS’ MEETING

ASSURANCEAMERICA CORPORATION

PROXY STATEMENT FOR 2009 ANNUAL SHAREHOLDERS’ MEETING

This Proxy Statement is being furnished to you in connection with the solicitation by and on behalf of our Board of Directors of proxies for use at the 2009 Annual Shareholders’ Meeting (the “Annual Meeting”) at which you will be asked to vote upon:

•	the election of six Directors to serve until the 2010 Annual Shareholders’ Meeting and until their successors are duly elected and qualified (see Proposal 1); and

•	an amendment to our 2000 Stock Option Plan to increase the number of shares available for grant under the plan to 8,500,000 shares (see Proposal 2); and

•	such other business as may come properly come before the Annual Meeting, including adjourning the meeting to permit, if necessary, further solicitations of proxies.

The Annual Meeting will be held at 11:15 a.m., local time, on Thursday, April 30, 2009, at our main offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328. This Proxy Statement and the enclosed proxy are first being mailed to shareholders on or about April 10, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held April 30, 2009.

The Proxy Statement and the 2008 Annual Report on Form 10-K are available through our website at www.assuranceamerica.com, in the Investor Relations Section, at http://materials.proxyvote.com/04621M.

VOTING INFORMATION

Proxy Card and Revocation

You are requested to promptly sign, date and return the accompanying proxy card to us in the enclosed envelope. Any shareholder who has delivered a proxy may revoke it at any time before it is voted by electing to vote in person at the Annual Meeting, by giving notice of revocation in writing or by submitting to us a signed proxy bearing a later date, provided that we actually receive such notice or proxy prior to the taking of the shareholder vote at the Annual Meeting. Any notice of revocation should be sent to RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Mark H. Hain, Secretary. The shares of our common stock represented by properly executed proxies received at or before the Annual Meeting and not subsequently revoked will be voted as directed in such proxies. If instructions are not given, shares represented by proxies received will be voted “FOR” the election of each of the six nominees for Director and “FOR” the amendment to the 2000 Stock Option Plan. As of the date of this Proxy Statement, we are unaware of any other matter to be presented at the Annual Meeting.

Who Can Vote; Voting Of Shares

Our Board of Directors has established the close of business on March 31, 2009, as the record date (the “Record Date”) for determining our shareholders entitled to notice of and to vote at the Annual Meeting. Only our shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. A plurality of votes cast at the Annual Meeting will be required to elect six Directors to serve until the 2010 Annual Shareholders Meeting and until their successors are duly elected and qualified. A plurality means that the nominees who receive the most votes for the available directorships will be elected as Directors. Accordingly, the withholding of authority by a shareholder will not be counted in computing a plurality and will have no effect on the results of the election of such nominees. The affirmative vote of a majority of our outstanding common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the amendment to our 2000 Stock Option Plan and any other matter properly brought before the Annual Meeting.

Under certain circumstances, brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In such cases, those shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to those matters for which the broker cannot vote. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. Because Directors are elected by a plurality, abstentions and broker non-votes have no effect on the election of Directors. With respect to the approval of the amendment to our 2000 Stock Option Plan and all other matters properly brought before the Annual Meeting, abstentions are counted as votes against a proposal and broker non-votes are not counted.

As of the Record Date, there were 65,176,103 shares of our common stock outstanding and entitled to vote at the Annual Meeting, with each share entitled to one vote.

The presence, in person or by proxy, of holders of 10% of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to constitute a quorum of the shareholders in order to take action at the Annual Meeting. For these purposes, shares of our common stock that are present, or represented by proxy, at the Annual Meeting will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority with respect to any matter.

How You Can Vote

You may vote your shares by marking the appropriate boxes on the enclosed proxy card. You must sign and return the proxy card promptly in the enclosed self-addressed envelope. Your vote is important. Even if you plan to attend the Annual Meeting in person, please return your marked proxy card promptly to ensure that your shares will be represented.

PROPOSAL 1 — ELECTION OF DIRECTORS

Number of Directors

Our Bylaws provide that our Board of Directors will consist of not less than one and no more than ten directors. The number of Directors has been set at six by the Board. Our Board of Directors currently consists of eight Directors.

Nominees

We have selected six nominees that we propose for election to our Board of Directors. The nominees are John E. Cay III, Quill O. Healey, Guy W. Millner, Donald Ratajczak, Kaaren J. Street, and Sam Zamarripa. Each of the nominees presently serves on our Board of Directors. It is intended that each proxy solicited on behalf of the Board of Directors will be voted only for the election of the designated nominees.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a Director if elected. In the event that any nominee withdraws or for any reason is not able to serve as a Director, the proxy will be voted for such other person as may be designated by the Board of Directors (or to reduce the number of persons to be elected by the number of persons unable to serve), but in no event will the proxy be voted for more than six nominees.

Nominees for the Board of Directors

The following table sets forth the names and ages, as of March 23, 2009, of the members of our Board of Directors who have been nominated for reelection.

Name	Age	Director Since	Position

Guy W. Millner	73	2003	Chairman of the Board and Chief Executive Officer
Donald Ratajczak	66	2000	Director
Quill O. Healey	69	2003	Director
John E. Cay III	64	2003	Director
Kaaren J. Street	62	2004	Director
Sam Zamarripa	56	2004	Director

Biographies of Directors

Guy W. Millner has served as the Chairman of the Board since June 2003 and Chief Executive Officer since October 3, 2008. Mr. Millner served as Chairman of AA Holdings, LLC, the predecessor of the Company, from 1998 to 2003. From 1961 to 1999, Mr. Millner served as Chairman of Norrell Corporation, a leading provider of staffing and outsourcing solutions.

Donald Ratajczak has served on our Board of Directors since 2000. Dr. Ratajczak previously served as the Chairman of our Board of Directors and our Chief Executive Officer from May 2000 to June 2003. From May 2000 to November 2000, Dr. Ratajczak also served as our President. From July 1973 to June 2000, he served as a professor and Director of Economic Forecasting Center at the J. Mack Robinson College of Business Administration at Georgia State University. Dr. Ratajczak currently serves on the Board of Directors of the following organizations: Crown Crafts, Inc., a textile manufacturing company; Ruby Tuesday, Inc., a food service company; and Citizens Bancshares, a holding company for Citizens Trust Company. He is a consulting economist for Morgan, Keegan & Co., a broker/dealer company.

Quill O. Healey has served on our Board of Directors since June 2003 and is Managing Partner of Healey Investments, L.P. He retired as Chairman of Marsh, USA in 2001, after serving in that capacity since 1998.

John E. Cay III has served on our Board of Directors since June 2003. He has served as Chairman of Wachovia Insurance Services since May 2005 and served as Chairman and Chief Executive Officer of Palmer & Cay, Inc., a risk management and benefits consulting firm, from 1972 to May 2005.

Sam Zamarripa has served on our Board of Directors since August 2004. Mr. Zamarripa has been the President of Zamarripa Capital, Inc. since 2007 and was a managing partner of Heritage Capital Advisors, LLC, an investment banking services firm, from 2002 to 2007.

Kaaren J. Street has served on our Board of Directors since November 2004. She has been the President of “K” Street Associates, Inc., a business development and consulting firm since 2003. From August 2001 to August 2003, Mrs. Street served as the Associate Deputy Administrator for Entrepreneurial Development for the U.S. Small Business Administration. Prior to 2001, Mrs. Street served as Vice-President of Enterprise Florida, Inc., a public-private partnership responsible for economic development and international trade in Florida.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NAMED NOMINEE FOR DIRECTOR.

Meetings and Committees of the Board

Our Board of Directors held four meetings during the year ended December 31, 2008. Each Director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the Committees, if any, on which such Director served, except Mrs. Street, who was unable to attend one of three Compensation Committee meetings. The Board of Directors has a standing Compensation Committee. The

Compensation Committee is composed of Mr. Zamarripa, Chairman, John Ray and Mrs. Street. The Compensation Committee met three times in 2008. The Compensation Committee is responsible for overseeing the compensation and benefits of our management and employees and acts in accordance with a charter adopted by the Board of Directors. The Board of Directors has a standing Audit Committee. The Audit Committee is composed of Mr. Healey, Chairman, Mr. Cay, and Dr. Ratajczak. The Audit Committee met six times in 2008. The Audit Committee acts pursuant to a charter adopted by the Board of Directors. Mr. Healey and Dr. Ratajczak are audit committee financial experts as defined by the SEC rules. Copies of the current charters for each of the Compensation Committee and Audit Committee as well as the Company’s Code of Ethics are available at our website, www.assuranceamerica.com, under “Governance” in the investor relations section of the website.

Because approximately 54% of our outstanding common stock is beneficially held by two individuals, our Board of Directors feels that it is appropriate not to have a standing Nominating Committee or to consider nominees submitted by our shareholders. Each of the members of our Board of Directors participates in the consideration of Director nominees. The Board has not established specific, minimum qualifications for a nominee to the Board of Directors. The Board considers the personal attributes of a candidate, including leadership, integrity, independence, interpersonal skills, contributing nature, and effectiveness. The candidates’ experience and business attributes are also considered and include financial acumen, general business experience, industry knowledge, diversity of viewpoint, special business experience and expertise. Messrs. Healey, Cay, Ratajczak, Ray, Zamarripa, and Mrs. Kaaren J. Street are “independent directors,” as defined in Rule 4200 of the Nasdaq Marketplace Rules, the standard we use to evaluate the independence of our directors, and Messrs. Healy, Cay, and Ratajczak are “independent” as defined in Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, or the Exchange Act, regarding independence of audit committee members. Since October 3, 2008, Mr. Millner has served as our Chairman and Chief Executive Officer. Mr. Stumbaugh served as our Chief Executive Officer until October 3, 2008 when he became Vice-Chairman. As a result, Messrs. Millner and Stumbaugh are not “independent directors.” Our Board of Directors does not have a charter relating to the nomination of Directors.

Our directors are expected to attend each annual shareholders meeting but are not required to do so. Last year, each director attended our annual shareholders meeting.

Communicating with the Board

If you wish to communicate with our Board of Directors or any individual Director, you may send correspondence to: AssuranceAmerica Corporation, RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, Attention: Corporate Secretary. Our Corporate Secretary will submit your correspondence to the Board or the appropriate Director, as applicable.

Director Compensation

Our non-officer directors are granted an option to purchase 50,000 shares of our common stock (exercisable over five years and having an exercise price equal to the fair market value of the Company’s common stock on the date of the grant) upon their initial election to the Board of Directors. Annually through December 31, 2007, each non-officer director could choose between an award of 20,000 shares of our common stock or a cash fee of $2,500 per quarter. For 2008, each non-officer director chose between (i) an amount in cash equal to $10,000, plus the number of shares equal to $10,000 divided by the share price on December 31 of the prior year, or (ii) if they accept all stock for their fee, the number of shares equal to $30,000 divided by the share price on December 31 of the prior year. For 2009, each non-officer director may choose between (i) an amount in cash equal to $15,000, plus the number of shares equal to $15,000 divided by the share price on December 31 of the prior year, or (ii) the number of shares equal to $30,000 divided by the share price on December 31 of the prior year. We reimburse each non-officer director for travel expenses related to attendance at Board and committee meetings.

For the year ended December 31, 2008, Guy W. Millner and Lawrence Stumbaugh were not compensated in their capacity as Directors. Donald Ratajczak, Quill O. Healey, and John E. Cay III each accepted a grant of 47,619 shares of our common stock for their service for the year ended December 31, 2008 and John Ray,

Sam Zamarripa, and Kaaren Street elected $10,000 and 15,873 shares of our common stock for their services for the year ended December 31, 2008.

DIRECTOR COMPENSATION

	Fees Earned or
	Paid in	Stock Awards		Total
Name	Cash ($)	# of Shares	($)(1)	($)

Donald Ratajczak	—	47,619	30,000	30,000
Quill O. Healey	—	47,619	30,000	30,000
John E. Cay III	—	47,619	30,000	30,000
Kaaren J. Street	10,000	15,873	10,000	20,000
Sam Zamarripa	10,000	15,873	10,000	20,000
John Ray	10,000	15,873	10,000	20,000

(1)	Reflects the accounting expense the Company recognized in 2008 for the shares of unrestricted stock granted to the directors determined in accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payment (“SFAS 123R”).

PROPOSAL 2 — AMENDMENT TO THE COMPANY’S 2000 STOCK OPTION PLAN TO INCREASE THE SHARES AVAILABLE FOR ISSUANCE THEREUNDER TO 8,500,000

The Company currently maintains the 2000 Stock Option Plan, as amended on April 27, 2006, referred to herein as the “stock option plan” or the “plan.” In March 2009, the Board of Directors unanimously approved an amendment to the Company’s 2000 Stock Option Plan to increase the shares available for issuance under the plan from 7,500,000 shares to 8,500,000 shares, subject to shareholder approval. A copy of the amendment to the stock option plan, as well as the 2000 Stock Option Plan, is attached as Appendix 1. The following description of the stock option plan is qualified in its entirety by the provisions of the stock option plan.

On April 1, 2009, there were 6,459,421 shares subject to options outstanding to purchase shares of common stock of the Company, and 432,929 shares remained available for issuance under the plan. The Board of Directors believes that equity incentives are critical to attracting and retaining the best employees in its industry. The approval of this proposal will enable the Company to continue to provide such incentives. The Company believes its use of equity incentives in the employee compensation process has been a material factor in its success to date, and the Company intends to continue the appropriate use of stock options in the future to motivate individuals receiving a grant of stock options to contribute to the growth and profitability of the Company.

The Company’s 2000 Stock Option Plan provides for the grant of incentive and non-qualified stock options. The Compensation Committee of the Board of Directors administers the plan, determines the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, and other terms of each option. In certain circumstances and within stated parameters, the Compensation Committee may delegate certain aspects of the administration of the plan to an officer of the Company.

Our officers, employees, directors, consultants and other independent contractors or agents are eligible for selection by the Compensation Committee to be awarded options; provided, however, that incentive stock options may only be granted to our employees. As of April 1, 2009, the approximate number of persons in each class of participants were as follows: approximately fifty-seven employees, one employee director, five nonemployee directors, no consultants or other independent contractors, and five agents.

No awards other than the options have been granted to date under the plan. If any of the options granted under the plan expire, terminate, or are forfeited for any reason before they have been exercised, the shares subject to the expired, terminated or forfeited options will again be available for grant under the plan.

Our Board of Directors or the Compensation Committee may amend or terminate the plan at any time, although stockholder approval may be required by applicable law, rule or regulation, and the consent of the optionee may be required if the optionee’s rights with respect to an outstanding option would be adversely affected by an amendment or termination. The plan will continue in effect until June 2010 unless sooner terminated. The plan also provides that the number of shares underlying the plan will be adjusted in the event of a change in the shares of common stock of the Company as a result of a merger, consolidation, reorganization, a stock dividend or stock split or other similar change in the capital structure and that the terms of options may also be adjusted appropriately.

In order for the plan to continue to provide an incentive for highly qualified individuals to serve or continue service with the Company, to align more closely the interests of such individuals with our stockholders, and to provide stock based compensation comparable to that offered by other similar companies, our Board believes that the number of shares of common stock authorized for issuance under the plan should be increased as proposed.

Our board believes that the amendment to increase the number of shares available for issuance under the plan is necessary in order for the plan to continue to serve as a strong stock based incentive for our employees and other eligible individuals now and in the future. The plan as amended is intended to be effective as of April 30, 2009, provided that the shareholders approve the amendment at the annual meeting.

Certain U.S. Federal Income Tax Effects.  The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and foreign income tax consequences are not discussed, and may vary from locality to locality.

There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the plan. When the optionee exercises a nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the plan.

Benefits to Named Executive Officers and Others.  The following table sets forth the number of shares of common stock subject to options granted under the plan since the plan’s inception through March 31, 2009, to each of the named individuals and groups. On March 31, 2009, the price per share of our common stock was $0.20.

Number of Shares
Name and Position	Subject to Options

Guy W. Millner, Chairman and CEO	—
Bud Stumbaugh, retired President and CEO	31,500
Joseph J. Skruck, President	1,130,000
Mark H. Hain, Executive VP, Secretary, General Counsel	548,375
All current executive officers as a group(11)	4,565,875
All current directors who are not executive officers as a group	50,000
All employees, including all current officers who are not executive officers as a group	1,808,240

Since its inception, no shares have been issued under the plan to any other nominee for election as a director, or any associate of any such director, nominee or executive officer, and no other person has been issued five percent or more of the total amount of shares issued under the plan.

The amount of compensation that would be paid pursuant to a grant of options under the plan in the current year is not yet determined; in 2009, grants of options for 279,550 shares have been made through March 31, 2009 to nonexecutive officer employees.

Equity Compensation Plan Information.  The following chart sets forth information concerning the equity compensation plans of the Company as of December 31, 2008.

Securities Authorized for Issuance under Equity Compensation Plans

Number of Securities Remaining
	Number of Securities to	Weighted-Average	Available for Future Issuance
	be Issued Upon Exercise	Exercise Price of	Under Equity Compensation
	of Outstanding Options,	Outstanding Options,	Plans (Excluding Securities
Plan Category	Warrants and Rights(a)	Warrants and Rights(b)	Reflected in Column (a)) (c)(1)

Equity compensation plans approved by security holders	6,230,008	$0.71	1,219,492
Equity compensation plans not approved by security holders(2)	—	—	—
Total	6,230,008	$0.71	1,219,992

(1)	Of such shares, none are available for issuance pursuant to grants of full-value stock awards.

(2)	As of December 31, 2008, the Company did not maintain any equity compensation plans that had not been approved by the Company’s shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 2 TO AMEND THE COMPANY’S 2000 STOCK OPTION PLAN TO INCREASE THE SHARES AVAILABLE UNDER THE PLAN TO 8,500,000 SHARES

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information concerning beneficial ownership of our common stock as of March 20, 2008, by: (i) each shareholder that we believe owns more than 5% of our outstanding common stock; (ii) each of our Named Executive Officers (as defined below); (iii) each of our Directors; and (iv) all of our Directors and executive officers as a group.

The following table lists the applicable percentage of beneficial ownership based on 65,176,103 shares of common stock and no shares of convertible preferred shares outstanding on March 20, 2008. Except where noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Number of Shares		Percentage of
	Beneficially Owned		Ownership (%)
Name of Beneficial Owner(1)	Common		Common

Guy W. Millner	30,075,192		46.2
Lawrence (Bud) Stumbaugh	5,101,947	(2)	7.8
Donald Ratajczak	334,119		*
Quill O. Healey	137,619		*
John E. Cay III	197,619		*
Kaaren J. Street	105,837	(3)	*
Sam Zamarripa	143,873	(4)	*
John Ray	11,485,104	(5)	17.6
Heritage Assurance Partners, LLP	10,180,000	(5)	15.6
Joseph J. Skruck	530,300	(6)	*
Mark H. Hain	385,425	(7)	*
Directors & Executive Officers as a group (17 persons)	49,406,935	(8)	73.9

*	Less than 1.0%.

(1)	Except as otherwise stated, the beneficial owner’s address is RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328.

(2)	Includes 5,000 shares of our common stock held by Mr. Stumbaugh’s spouse as custodian for her son under the Georgia Transfers to Minors Act.

(3)	Includes an option to purchase 50,000 shares of our common stock exercisable within 60 days.

(4)	Includes 68,000 shares of our common stock owned by his spouse. Mr. Zamarripa disclaims ownership of such shares.

(5)	Includes 1,269,231 shares of our common stock held by Heritage Assurance Partners II, LLP (“HAPII”), and 10,180,000 shares of our common stock held by Heritage Assurance Partners, LLP (“HAP”). Heritage Fund Advisors, LLC (“HFA”), HAP, and HAPII have shared voting and dispositive powers with respect to such shares, respectively. John Ray is the sole manager of HFA and disclaims any beneficial ownership of such shares. HAP’s address is 3353 Peachtree Road, Suite 1040, Atlanta, Georgia 30326.

(6)	Includes an option to purchase 518,000 shares of common stock exercisable within 60 days.

(7)	Includes options to purchase 205,425 shares of common stock exercisable within 60 days.

(8)	Includes options to purchase 1,674,225 shares of common stock exercisable within 60 days.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid or accrued by the Company to the Company’s current Chief Executive Officer, former Chief Executive Officer, and next two most highly paid executive officers of the Company in 2008 who were executive officers at December 31, 2008 and whose annual compensation exceeded $100,000 (other than the current and former CEO) (the “Named Executive Officers”). The information presented is for the years ended December 31, 2008, and 2007.

Summary Compensation Table

Annual Compensation
					All Other
	Year Ended			Option	Compensation
Name & Principal Position(1)	December 31,	Salary ($)	Bonus ($)	Awards ($)(2)	($)(3)	Total ($)

Guy W. Millner,	2008	250,000	—	—	11,856	261,856
Chairman and CEO	2007	214,375	—	—	7,599	221,974
Lawrence Stumbaugh,	2008	250,000	—	—	15,762	265,762
Retired Vice Chairman and former President & CEO	2007	239,038	—	4,862	5,546	249,446
Joseph J. Skruck,	2008	240,000	—	88,000	27,828	355,828
President	2007	218,077	24,360	25,817	6,868	275,122
Mark H. Hain,	2008	210,000	—	51,000	16,215	277,215
Executive VP, Secretary, General Counsel	2007	193,172	—	47,250	12,859	253,281

(1)	Mr. Stumbaugh was appointed President and Chief Executive Officer effective April 1, 2003 and became Vice Chairman on October 3, 2008 before retiring from the Company on December 31, 2008. Mr. Millner was appointed Chairman effective June, 2003 and Chief Executive Officer effective October 3, 2008; Mr. Millner served without compensation until January 1, 2006. Mr. Skruck was appointed President of AssuranceAmerica Managing General Agency, LLC, effective April 1, 2003 and President of the Company effective October 3, 2008.

(2)	Reflects the accounting expense the Company recognized in the applicable year for option awards calculated in accordance with SFAS 123R. The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton option-pricing model using the assumptions noted in the following table. Expected volatilities are base on historical volatilities of the Company’s stock. The Company uses historical data to estimate expected term within the valuation model. No provision for forfeitures is applied to option awards presented in this table. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The Company does not provide for any expected dividends or discount for post-vesting restrictions in the model. Additional information about the valuation assumptions relating to the option awards may be found in Note 9 to the Company’s consolidated financial statements contained in the Company’s 10-K for the fiscal year ended December 31, 2008. The exercise price of all option grants in 2008 and 2007 is equal to the fair market value of the common stock on the date of grant and each option has a ten-year term. The options vest as to 20% of the shares on each anniversary of the date of grant.

(3)	Amounts shown consist of certain perquisites, none of which had a value exceeding 25% of the total value of all perquisites provided.

Outstanding Equity Awards at 2008 Fiscal Year End

None of the Named Executive Officers exercised any stock options during the year ended December 31, 2008. The following table provides information regarding the exercisable and unexercisable stock options held as of December 31, 2008, by each Named Executive Officer. All option grants were issued pursuant to our existing stock option plan. The option grants will vest 20 percent on each anniversary of the date of grant.

	Option Awards
		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options (#)	Options (#)	Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable	Price	Date

Lawrence Stumbaugh	02/02/2006	12,600	17,400	$0.88	02/02/2016
Joseph J. Skruck	01/03/2006	12,000	18,000	$0.88	01/03/2016
Joseph J. Skruck	12/31/2002	450,000	—	$0.25	12/31/2012
Joseph J. Skruck	04/26/2007	20,000	80,000	$0.98	04/26/2017
Joseph J. Skruck	11/07/2007	30,000	120,000	$0.63	11/07/2017
Joseph J. Skruck	10/03/2008	—	400,000	$0.22	10/03/2018
Mark H. Hain	11/07/2007	15,000	60,000	$0.63	11/07/2017
Mark H. Hain	01/03/2006	5,625	3,750	$0.88	01/03/2016
Mark H. Hain	07/24/2008	—	100,000	$0.51	07/24/2018
Mark H. Hain	08/15/2005	168,000	112,000	$0.85	08/15/2015
Mark H. Hain	04/26/2007	16,800	67,200	$0.98	04/26/2017

None of the Named Executive Officers exercised any stock options during the year ended December 31, 2008.

Certain Employment Agreements

On July 10, 2002, the Company entered into an employment agreement with Mr. Stumbaugh, its CEO and President. The agreement is terminable upon 90 days notice by either party. In the event Mr. Stumbaugh’s employment is terminated other than for cause (as defined in the agreement), the Company will pay Mr. Stumbaugh 24 months of base salary plus his most recent bonus and reimburse him for his COBRA premiums, payable monthly. If Mr. Stumbaugh terminates his employment with the Company, the Company will pay him three months base salary and reimburse him for his COBRA premiums for three months. In the event of a termination for cause, Mr. Stumbaugh will receive no post- employment compensation. Upon Mr. Stumbaugh’s leaving full time employment with the Company, the Company and Mr. Stumbaugh have reached an agreement subject to written documentation for Mr. Stumbaugh to be paid $166,667 per year for three years beginning January 1, 2009. The Company will continue his health benefits for the 36 months. Mr. Stumbaugh has agreed to provide consulting and other services to the Company during the three year period ending December 31, 2011.

On March 8, 2006, the Company entered into an employment agreement with Mr. Skruck. The agreement is terminable at will by either party. In the event the Company terminates Mr. Skruck’s employment without cause (as defined in the agreement) or as a result of death or disability, the Company will pay Mr. Skruck 12 months base salary and reimburse him for his COBRA premiums for up to 12 months. In addition, if such termination occurs within 12 months of a change in control of the Company, all options fully vest but must be exercised within 30 days of the date of termination. The obligations to pay post termination compensation are conditioned upon Mr. Skruck’s execution of a separation and release agreement and compliance with certain restrictive covenants set forth in the agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the past, Mr. Millner, our Chairman and Chief Executive Officer, and Mr. Stumbaugh, our former Chief Executive Officer, loaned us approximately $6.2 million and $0.3 million, respectively, in exchange for promissory notes. We incurred interest on the promissory notes to Mr. Millner, of $161,130 in 2008 and $241,130 in 2007. Payments of principal of $1,000,000 were made to Mr. Millner in each of 2008 and 2007. We incurred interest on the promissory note to Mr. Stumbaugh of $222 and $5,889 in 2008 and in 2007, respectively. We also made principal payments to Mr. Stumbaugh in the amounts of $19,444 and $100,000 in 2008 and in 2007, respectively. Outstanding amounts under the promissory notes held by Messrs. Millner and Stumbaugh accrue interest at an annual rate of 8%. The principal balance owed to Mr. Stumbaugh was fully paid as of December 31, 2008. The notes to Mr. Millner require annual principal payments of the greater of $500,000 or 25% of Net Cash Flow (defined as net income after tax, plus non cash items minus working capital) on each of two notes beginning in December 2004. The principal balance owed to Mr. Millner on December 31, 2008 was $1,472,462. The promissory notes are not secured by any of our assets.

INDEPENDENT AUDITORS

The Board of Directors has appointed Porter Keadle Moore, LLP, our independent auditors, to audit our financial statements for the fiscal year ending December 31, 2008; Porter Keadle Moore, LLP served as the Company’s independent auditors for the fiscal year ended December 31, 2007. We anticipate that representatives of Porter Keadle Moore, LLP will be present at the Annual Meeting. They will be available to make a statement, if desired, and to respond to questions.

There have been no disagreements concerning any matter of accounting principle or financial statement disclosure between us and Porter Keadle Moore, LLP.

Principal Accountant- Audit and Non-Audit Fees

Aggregate fees for professional services rendered by Porter Keadle Moore, LLP, our independent auditors, for the period indicated below are as follows:

	Fiscal Year Ended
	December 31,	December 31,
	2008	2007

Audit Fees	$188,941	$173,259
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	$3,350	$2,000

Total	$192,291	$175,259

Audit Fees.  This category includes the aggregate fees billed for professional services rendered for the audit of our consolidated financial statements for the fiscal year ended December 31, 2008, and for services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees.  This category includes the aggregate fees billed for assurance and related services by our independent auditors that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported under “Audit Fees,” as noted above.

Tax Fees.  This category includes the aggregate fees billed for Federal and State tax preparation services by our independent auditors.

All Other Fees.  All other fees includes (i) a review of the extension of certain stock options, (ii) the interview of CFO candidates, and (iii) certain out of pocket expenses.

The Audit Committee reviews and pre-approves audit and non-audit services performed by our independent auditors, as well as the fee charged for such services. All of the fees described above were approved by the Audit Committee.

All of the audit services provided by our independent auditors were pre-approved by the Audit Committee and the Board of Directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our Directors, executive officers and persons who own beneficially more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, the Section 16(a) filing requirements applicable to our Directors, executive officers and greater than 10% shareholders were complied with during the year ended December 31, 2008; provided, however, that one Form 4 to report the gift of certain shares by Mr. Millner was reported late, and one Form 4 to report the receipt of shares as a director fee was reported late by Mrs. Street, and one Form 4 to report the receipt of options was reported late by Mr. Skruck and Mr. Hain.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2008.

The purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the committee and is available on the Company’s website at www.assuranceamerica.com under “Governance” in the Investor Relations section of the website. The Audit Committee is comprised solely of independent directors as defined by the Rule 4200 of the Nasdaq Marketplace Rules, and Rule 10A-3(b)(1) of the Exchange Act. Mr. Healey and Dr. Ratajczak are audit committee financial experts as defined by SEC rules.

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2008, with the management of the Company and Porter Keadle Moore, LLP, the Company’s independent auditors. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements; establishing accounting and financial reporting principles; establishing, maintaining and evaluating the effectiveness of disclosure controls and procedures; establishing, maintaining and evaluating the effectiveness of internal control over financial reporting. Porter Keadle Moore, LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, and to obtain reasonable assurance about whether the financial statements are free of material misstatement.

The Audit Committee has discussed with Porter Keadle Moore, LLP the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Porter Keadle Moore, LLP required by ISB Standard No. 1 and has discussed with Porter Keadle Moore, LLP matters relating to its independence.

Based upon our review and the discussions with and representations from management and the independent auditors referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2008, be included in the Company’s annual report on Form 10-K for filing with the SEC.

In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s auditors, Porter Keadle Moore, LLP. Pre-approval is required for all audit services, audit related services, tax services and other services.

AUDIT COMMITTEE

Quill O. Healey, Chairman
John E. Cay III
Dr. Don Ratajczak

GENERAL INFORMATION

Shareholder Proposals for 2010 Annual Shareholders Meeting

In order to be considered for inclusion in the proxy statement and form of proxy to be used in connection with our 2010 Annual Shareholders Meeting, shareholder proposals must be received by our Secretary at our principal offices, located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, no later than December 11, 2009.

For business to be properly brought before the 2010 Annual Shareholders Meeting, a shareholder must give timely written notice of the matter to be presented at the meeting to our Secretary. To be considered timely, the Secretary must receive the notice at our principal offices located at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, not earlier than January 30, 2010, and not later than March 1, 2010. In the event our 2010 Annual Shareholders Meeting is called for a date that is not within thirty (30) calendar days of April 30, such notice must be submitted not later than the close of business on the tenth (10th) calendar day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first.

Such notice must contain a written statement of the shareholder’s proposal and of the reasons therefore, the shareholder’s name and address and number of shares owned. In the case of the nomination of a Director, nominations shall be accompanied by the nominee’s written consent to being named a nominee and serving as a Director if elected and must contain the following information to the extent known by the notifying shareholder: (i) the name, age and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the nominee’s qualifications to serve as a Director; (iv) such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of Directors pursuant to the rules and regulations of the Securities and Exchange Commission; (v) the name and residence address of the notifying shareholder; and (vi) the number of shares owned by the notifying shareholder. A shareholder making any proposal shall also comply with all applicable requirements of the Exchange Act. Nominations or proposals not made in accordance with this procedure may be disregarded by the chairman of the Annual Meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.

Form 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC, is included with this Proxy Statement. Copies of exhibits and documents filed with our Annual Report or referenced in it will be furnished to shareholders of record who make a written request to us at: RiverEdge One, Suite 600, 5500 Interstate Parkway North, Atlanta, Georgia 30328, Attention: Corporate Secretary.

Solicitations of Proxies

The Company will pay the costs of soliciting proxies. This solicitation is being made by mail, but may also be made by telephone or in person by our officers and employees. The Company will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxy card will vote upon such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Guy W. Millner	/s/ Joe Skruck
Guy W. Millner	Joe Skruck
Chairman and Chief Executive Officer	President

April 10, 2009

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy card in the enclosed envelope. You may revoke your proxy at any time before the Annual Meeting. If you are a shareholder of record and you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

Appendix 1

Amendment 2009-1 to the AssuranceAmerica Corporation Stock Option Plan

1.	Section 3.1 of the Stock Option Plan is deleted and the following new Section 3.1 is substituted therefore:

“Section 3.1 Number of Shares.  The number of Shares for which Options may be granted under the Plan shall be 8,500,000. Such Shares may be authorized but unissued Shares, reacquired Shares, or any combination thereof.”

2.	All other provisions of the Plan remain unchanged and in full force and effect.

ASSURANCEAMERICA CORPORATION STOCK OPTION PLAN

ARTICLE 1

NAME AND PURPOSE

1.1 Name.  The name of this Plan is the “AssuranceAmerica Corporation Stock Option Plan.”

1.2 Purpose.  The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by providing equity ownership opportunities to better align the interests of officers, key employees and valued directors, consultants, independent contractors and other agents with those of the Company’s stockholders. The Plan is also designed to enhance the profitability and value of the Company for the benefit of its stockholders by providing stock options to attract, retain and motivate officers, key employees and valued directors, consultants, independent contractors and other agents who make important contributions to the success of the Company.

ARTICLE 2

DEFINITIONS OF TERMS AND RULES OF CONSTRUCTION

2.1. General Definitions.  The following words and phrases, when used in the Plan, unless otherwise specifically defined or unless the context clearly otherwise requires, shall have the following respective meanings:

(a) Affiliate.  A Parent or Subsidiary or any other entity designated by the Committee in which the Company owns at least a 50% interest (including, but not limited to, partnerships and joint ventures).

(b) Board.  The Board of Directors of the Company.

(c) Code.  The Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated thereunder.

(d) Company.  AssuranceAmerica Corporation, a Nevada corporation.

(e) Committee.  The Board, or to the extent authorized by the Board, the Company’s Compensation Committee or its successors.

(f) Common Stock.  The common stock, $.01 par value, of the Company.

(g) Consultant.  Any person engaged by the Company or any Affiliate to provide consulting services to the Company or any Affiliate as an Independent Contractor and not as an Employee.

(h) Directors.  A duly-elected member of the Board.

(i) Effective Date.  The date that the Plan is approved by the stockholders of the Company, which must occur within 12 months after adoption by the Board. Any grants of Options prior to the approval by the stockholders of the Company shall be void if such approval is not obtained.

(j) Employee.  Any individual employed by the Employer.

(k) Employer.  The Company and all Affiliates.

(l) Exchange Act.  The Securities Exchange Act of 1934, as amended.

(m) Fair Market Value.  For so long as the Common Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange or designated as a national market systems security on an interdealer quotation system by the National Association of Securities Dealers, Inc. (“NASD”) or if sales or bid and offer quotations are reported for the Common Stock in the automated quotation system (“NASDAQ”) operated by the NASD (“publicly traded”), “Fair Market Value” shall mean the closing price of the Common Stock as of the day in question, or if such day is not a trading day in the principal securities market or markets for such stock, on the nearest preceding trading day, as reported with respect to the market (or the composite of markets, if more than one) in which shares of such stock are then traded, or if no such closing prices are reported, on the basis of the mean between the high bid and low asked prices that day on the principal market or quotation system on which shares of such stock are then quoted, or if not so quoted, as furnished by a professional securities dealer making a market in such stock selected by the Board. If the Common Stock is no publicly traded, “Fair Market Value” means with respect to shares of Common Stock, the amount that a willing buyer would pay for such shares to a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of all relevant factors, as such amount is determined by the Board in good faith using any reasonable valuation method as of the date of any grant of an ISO (or on any other relevant valuation date specified herein).

(n) Fiscal Year.  The taxable year of the Company, which ends December 31 of each year.

(o) Independent Contractor.  A Person engaged to provide services to the Company or any Affiliate on an independent basis and not as an Employee.

(p) ISO.  An Incentive Stock Option as defined in Section 422 of the Code.

(q) NQSO.  A Non-Qualified Stock Option, which is an Option that does not meet the statutory requirements of an ISO.

(r) Option.  An option to purchase Shares granted under the Plan.

(s) Option Agreement.  The document which evidences the grant of an Option under the Plan and which sets forth the terms, conditions and provisions of, and restrictions relating to, such Option.

(t) Parent.  Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if, at the time of the grant of an Option, each of the corporations (other than the Company or a Subsidiary) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(u) Participant.  An Employee, Director, Consultant, Independent Contractor or other agent who is granted an Option under the Plan.

(v) Person.  An individual, corporation, partnership, limited liability company, joint venture, association, syndicate, trust, unincorporated organization or other entity.

(w) Plan.  The AssuranceAmerica Corporation Stock Option Plan and all amendments and supplements to it.

(x) Shares.  A share of Common Stock reserved for issuance upon the exercise of options.

(y) Subsidiary.  Any corporation (other than the Company), in an unbroken chain of corporations, beginning with the Company, if, at the time of grant of an option, each of such corporation, other than the last such corporation in the unbroken chain, owns stock or other equity interests possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.2 Other Definitions.  In addition to the above definitions, certain words and phrases used in the Plan and any Option Agreement may be defined in other portions of the Plan or in such Option Agreement.

2.3 Conflicts in Plan.  In the case of any conflict in the terms of the Plan, or between the Plan and an Option Agreement, relating to an Option, the provisions in the article of the Plan which specifically grants such Option shall control those in a different article or in such Option Agreement.

ARTICLE 3

COMMON STOCK

3.1 Numbers of Shares.  The number of Shares for which Options may be granted under the Plan shall be 7,500,000 [proposed to be amended to 8,500,000]. Such Shares may be authorized but unissued Shares, reacquired Shares, or any combination thereof.

3.2 Reusage.  If an Option expires or is terminated, surrendered or canceled without having been fully exercised, the unused Shares covered by any such Option shall again be available for grant under the Plan to any Participant.

3.3 Adjustments.  If there is any change in the Common Stock by reason of any stock split, stock dividend, spin-off, split-up, spin-out or recapitalization, or any other similar transactions, the number of Shares under the plan or subject to or granted pursuant to an Option and the price thereof, as applicable, shall be appropriately adjusted by the Committee.

3.4 Reorganization.  If the Company is merged, consolidated or effects a share exchange with another corporation (whether or not the Company is the surviving corporation), or if substantially all of the assets or all of the shares of Common Stock are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder, shall make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate capital stock of the Company, or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the Shares, provided only that the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately after such substitution over the exercise price thereof is not more than the excess of the aggregate Fair Market Value of the Shares subject to the Options immediately before such substitution over the exercise price thereof. Notwithstanding the preceding sentence, if the Company is merged, consolidated or effects a share exchange with another corporation or if substantially all of the assets or all of the shares of Common Stock of the Company are acquired by another corporation, or in the event of a separation, reorganization or liquidation of the Company, the Board or the board of directors of any corporation assuming the obligations of the Company hereunder may, upon written notice to the holder of any outstanding Option, provide that such Option must be exercised within sixty (60) days of the date of such notice or it will be terminated.

ARTICLE 4

ELIGIBILITY

4.1 Determined By Committee.  The Participants and the Options they receive under the Plan shall be determined by the Committee in its sole discretion. In making its determinations, the Committee shall consider past, present and expected future contributions of Participants and potential Participants to the Company.

ARTICLE 5

ADMINISTRATION

5.1 Committee.  The Plan shall be administered by the Committee.

5.2 Authority.  Subject to the terms of the Plan, the Committee shall have sole discretionary authority to:

(a) determine the individuals to whom Options are granted, the type and amounts of Options to be granted and the date of issuance and duration of all such grants;

(b) determine the terms conditions and provisions of, and restrictions relating to, each Option granted;

(c) interpret and construe the Plan and all Option Agreements;

(d) prescribe, amend and rescind rules and regulations relating to the Plan;

(e) determine the content and form of all Option Agreements;

(f) determine all questions relating to Options under the Plan;

(g) maintain accounts, records and ledgers relating to Options;

(h) maintain records concerning the Committee’s decisions and proceedings;

(i) employ agents, attorneys, accountants or other Persons for such purposes as the Committee considers necessary or desirable under the Plan; and

(j) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the purposes of the Plan.

5.3 Delegation.  The Committee may delegate all or any part of its authority under the Plan to any Employee or committee of Employees.

5.4 Decisions of Committee and its Delegates.  All decisions made by the Committee, or (unless the Committee has specified an appeal process to the contrary) any other Person to whom the Committee has delegated authority, pursuant to the provisions hereof shall be final and binding on all Persons.

5.5 Indemnification of the Board and the Committee.  In addition to such other rights of indemnification as they may have as Directors, the Directors and members of the Committee shall be indemnified by the Company as and to the fullest extent permitted by law, including, without limitation, indemnification against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan, or any Options granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Director or Committee member is liable for gross negligence, bad faith or affirmative misconduct in his duties.

ARTICLE 6

AMENDMENT OF PLAN

6.1 Power of Committee.  The Committee shall have the sole right and power to amend the Plan at any time and from time to time, provided, however, that the Committee may not amend the Plan without approval of the stockholders of the Company if such stockholder approval is required under Section 422 of the Code or if directed by the Board.

ARTICLE 7

TERM AND TERMINATION OF PLAN

7.1 Term.  The Plan shall be effective as of the Effective Date. No Option shall be granted pursuant to the Plan on or after the tenth (10th) anniversary date of the adoption of the Plan by the Board, but Options granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the Option Agreement(s) covering such Options.

7.2 Termination.  Subject to Article 8 hereof, the Plan may be terminated at any time by the Committee.

ARTICLE 8

MODIFICATION OR TERMINATION OF OPTIONS

8.1 General.  Subject to the provisions of Section 8.2, the amendment or termination of the Plan shall not adversely affect a Participant’s rights to or under any Option granted prior to such amendment or termination.

8.2 Committee’s Right.  Except as may be provided in an Option Agreement, any Option granted may be converted, modified, forfeited or canceled, prospectively or retroactively in whole or in part, by the Committee in its sole discretion; provided, however, that, subject to Section 8.3, no such action may impair the rights of any Participant without his or her consent. Except as may be provided in an Option Agreement, the Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or may accelerate the vesting of, any Option.

8.3 Termination of Options under Certain Conditions.  The Committee, in its sole discretion, may cancel any unexpired or deferred Options at any time if the Participant is not in compliance with all applicable provisions of this Plan or with any Option Agreement or if the Participant, whether or not he or she is then an Employee, Director, Consultant, Independent Contractor or other agent, acts in a manner contrary to the best interests of the Company or any Affiliate.

ARTICLE 9

OPTION AGREEMENTS; LIMITATIONS

9.1 Grant Evidenced by Option Agreement.  The grant of any Option under the Plan shall be evidenced by an Option Agreement which shall describe the Option granted and the terms and conditions thereof. The granting of any Option shall be subject to, and conditioned upon, the recipient’s execution of an Option Agreement with respect thereto. All capitalized terms used in both the Option Agreement and the Plan shall have the same meaning as in the Plan, and the Option Agreement shall be subject to all of the terms of the Plan.

9.2 Provisions of Option Agreement.  Each Option Agreement shall contain such provisions as the Committee shall determine in its sole discretion to be necessary, desirable and appropriate for the Option granted, which may include, without limitation, the following: description of the type of Option; the Option’s duration; its transferability; exercise price, exercise period and the Person or Persons who may exercise; the manner in which any withholding tax obligation of the Company or any Affiliate arising as the result of such exercise will be satisfied; the effect upon such Option of the Participant’s death, disability, change of duties or termination of employment; the Option’s conditions; subject to the provisions of Article 10, when, if, and how any Option may be forfeited, converted into another Option, modified, exchanged for another Option, or replaced; and the restrictions on any Shares purchased under the Plan.

9.3 Limitations on Right to Exercise ISO’s.  No ISO may be exercised after the expiration of three (3) months after the earlier of the date the employment of an Employee terminates with the Company or the date an Employee is given written notice of his or her discharge from such employment. The expiration period described in the preceding sentence shall be waived in the event such termination occurs because of death or because of disability within the meaning of Code Section 22(e)(3) (“Disability”); provided, however, that no ISO may be exercised after the expiration of one (1) year after the earlier of the date the employment of the Employee terminates with the Company or the date the Employee is given written notice of his or her discharge from such employment because of Disability. Absence or leave approved by the Company, to the extent permitted by the applicable provisions of the Code, shall not be considered an interruption of employment for any purpose under this Plan.

9.4 Limitations on Transfer of ISO.  No ISO shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Employee to whom such ISO was granted, no ISO may be exercised or other rights or benefits claimed under the Plan by any Person other than such Employee (other than the Employee’s guardian or legal representative). After the death of such original grantee, the “holder” of the ISO shall be deemed to be the Person to whom the original grantee’s rights shall pass under the original grantee’s will or under the laws of descent and distribution. Notwithstanding the foregoing, no transfer of an ISO by will or the laws of descent or distribution will be binding on the Company unless the Board is furnished with sufficient proof establishing the validity of such transfer.

9.5 Additional Limitations on Issuance of Shares.  The transfer or issuance of Shares upon the exercise of any Option granted under the Plan will be contingent upon the advice of counsel to the Company that the Shares to be issued pursuant thereto have been duly registered or are exempt from registration under the applicable securities laws.

ARTICLE 10

SURRENDER AND REISSUANCE OF OPTIONS

10.1 Cancellation and Reissuance of Options.  With the prior written consent of any affected grantee of Options hereunder, the Committee may grant to one or more such grantees, in exchange for their surrender and the cancellation of such Options, new Options which may have different exercise prices than the exercise prices provided in the Options so surrendered and canceled and containing such other terms and conditions consistent with the Plan as the Committee may deem appropriate.

ARTICLE 11

TERMS OF OPTIONS

11.1 Types of Options.  It is intended that both ISOs and NQSOs may be granted by the Committee under the Plan.

11.2 Option Price.  The purchase price for Shares under any ISO shall be no less than the Fair Market Value of the Common Stock at the time the Option is granted, (or in the case of a ten-percent-or-greater stockholder under Section 422(b)(6) of the Code, 110 percent of Fair Market Value).

11.3 Other Requirements for ISOs.  The terms of each Option which is intended to qualify as an ISO shall meet all requirements of Section 422 of the Code or any successor statute in effect from time to time, including, without limitation the requirement that the grantee be an Employee.

11.4 NQSOs.  The terms of each NQSO shall provide that such Option will not be treated as an ISO. The purchase price for Shares under any NQSO shall be established by the Committee, in its sole discretion, at the time of granting such NQSO.

11.5 Determination by Committee.  Except as otherwise provided in Sections 11.2 through Section 11.4, the terms of all Options shall be determined by the Committee.

ARTICLE 12

PAYMENT, DIVIDENDS, DEFERRAL AND WITHHOLDING

12.1 Payment.  Upon the exercise of an Option, the amount due the Company is to be paid:

(a) in cash;

(b) by the surrender of all or part of an Option (including the Option being exercised);

(c) by the tender to the Company of shares of Common Stock owned by the Participant and registered in his or her name having a Fair Market Value equal to the amount due to the Company;

(d) in other property, rights and credits, deemed acceptable by the Committee, including the Participant’s promissory note; or

(e) by any combination of the payment methods specified in (a) through (d) above.

Notwithstanding the foregoing, any method of payment other than in cash may be used only with the consent of the Committee or if and to the extent so provided in an Option Agreement. The proceeds of the sale of Shares purchased pursuant to an Option shall be added to the general funds of the Company or to the reacquired Shares held by the Company, as the case may be, and used for the corporate purposes of the Company as the Board shall determine.

12.2 Withholding.  The Company may, at the time any Option is exercised, withhold from such exercise of an Option, any amount necessary to satisfy federal, state and local withholding requirements with respect to such exercise of such Option. Such withholding may be satisfied, at the Company’s option, either by cash or the Company’s withholding of Shares.

ARTICLE 13

MISCELLANEOUS PROVISIONS

13.1 Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments or deliveries of Shares not yet made to a Participant by the Company, nothing contained herein shall give any rights that are greater than those of a general creditor of the Company. No provision of the Plan shall require or permit the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes.

13.2 Underscored References.  The underscored references contained in the Plan and in any Option Agreement are included only for convenience, and they shall not be construed as a part of the Plan or Option Agreement or in any respect affecting or modifying its provisions.

13.3 Number and Gender.  The masculine, feminine and neuter, wherever used in the Plan or in any Option Agreement, shall refer to either the masculine, feminine or neuter; and, unless the context otherwise requires, the singular shall include the plural and the plural the singular.

13.4 Governing Law.  The place of administration of the Plan and each Option Agreement shall be in the State of Georgia, and this Plan and each Option Agreement shall be construed and administered in accordance with the laws of the State of Nevada, without giving effect to principles relating to conflicts of laws, including, without limitation, issues related to the validity and issuance of the Shares.

13.5 Purchase for Investment.  The Committee may require each Person purchasing the Shares pursuant to an Option to represent to and agree with the Company in writing that such Person is acquiring the Shares for investment and without a view to distribution or resale. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect the restrictions on transfer set forth in this Plan. All certificates for the Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under all applicable laws, rules and regulations, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate references to such restrictions.

13.6 No Employment or Service Contract.  Neither the adoption of the Plan nor any Option granted hereunder shall confer upon any Employee, Director, Consultant, Independent Contractor or other agent any right to continued employment with or services to the Company or any Affiliate, nor shall the Plan or any

Option interfere in any way with the right of the Company or any Affiliate to terminate the employment or services of any of its Employees, Directors, Consultants, Independent Contractors or other agents at any time.

13.7 No Effect on Other Benefits.  The receipt of Options under the Plan shall have no effect on any benefits to which a Participant may be entitled from the Company or any Affiliate under another plan or otherwise, or preclude a Participant from receiving any such benefits.

13.8 Registration of Shares.  The Committee, in its discretion, may postpone the issuance and/or delivery of the Shares issuable upon any exercise of an Option until completion of any registration, or other qualification or exemption of such Shares under applicable state and/or federal laws, rules or regulations as the Committee considers appropriate, and may require any grantee to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the Shares in compliance with applicable laws, rules and regulations.

13.9 Rights as a Stockholder.  Any recipient of an Option shall have no rights as a stockholder with respect to any Shares related thereto until the issuance of a stock certificate for such Shares following the exercise of such Option. Except as otherwise provided for in Sections 3.3 and 3.4 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

13.10 Plan Financing.  The Company may extend and maintain, or arrange for the extension and maintenance of, financing to any grantee (including a grantee who is a Director) to purchase Shares pursuant to exercise of an Option granted hereunder on such terms as may be approved by the Committee in its sole discretion. In considering the terms for extension or maintenance of credit by the Company, the Committee shall, among other factors, consider the cost to the Company of any financing extended by the Company.

13.11 ERISA.  The Plan is not an employee benefit plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974, and the provisions of Code Section 401(a) are not applicable to the Plan.

FORM OF PROXY
ASSURANCEAMERICA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
April 30, 2009 — PROXY
This Proxy is Solicited on Behalf of our Board of Directors.

The undersigned hereby constitutes and appoints Guy W. Millner and Mark H. Hain, and each of them, the true and lawful attorneys and proxies for the undersigned, to act and vote all of the undersigned’s capital stock of AssuranceAmerica Corporation, a Nevada corporation, at the Annual Meeting of Shareholders to be held at our executive offices at RiverEdge One, Suite 600, 5500 Interstate North Parkway, Atlanta, Georgia 30328, at 11:15 a.m. local time on Thursday, April 30, 2009, and at any and all adjournments thereof, for the purposes of considering and acting upon the matters proposed by AssuranceAmerica Corporation that are identified below. This proxy, when properly executed, will be voted in accordance with the specifications made herein by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each of the nominees listed below.

1.	ELECTION OF DIRECTORS.

Nominees:	Guy W. Millner Quill O. Healey Donald Ratajczak John E. Cay III Kaaren J. Street Sam Zamarripa
Check One Box

☐	FOR each of the Nominees listed above (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all Nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE FOLLOWING SPACE PROVIDED.)

2. PROPOSAL 2- TO AMEND THE COMPANY’S 2000 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE PLAN TO 8,500,000

Check One Box	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting or adjournment(s), including adjourning the Annual Meeting to permit, if necessary, further solicitation of proxies.

Should the undersigned be present and elect to vote at the Annual Meeting, or at any adjournments thereof, and after notification to our Secretary at the Annual Meeting of the shareholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by notifying our Secretary of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from us prior to the execution of this proxy of a Notice of the Annual Meeting and a Proxy Statement dated April 10, 2009.

Dated: April   , 2009

Signature of Shareholder

Print Name of Shareholder

Signature of Shareholder

Print Name of Shareholder

NOTE: Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, sign the full corporate name by a duly authorized officer.